SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT, dated as of May __, 2000, is made and given by AURA CERAMICS, INC., a Delaware corporation and AURA SYSTEMS, INC., a Delaware corporation (jointly and severally, the "Junior Creditor") in favor of EXCEL BANK, a Minnesota state banking corporation (the "Senior Creditor").

RECITALS:

         A. Alpha Ceramics, Inc., a Minnesota corporation (the "Borrower") is or may hereafter become indebted to the Junior Creditor pursuant to Section 2.4 of that certain Asset Purchase Agreement, dated as of February 29, 2000, between the Junior Creditor and the Borrower (the "Asset Purchase Agreement") and/or pursuant to other documents or instruments executed in connection therewith and/or by reason of loans or other extensions of credit or other financial accommodations now or hereafter made or to be made by the Junior Creditor to the Borrower (collectively, the "Subordinated Agreements").

         B. The Borrower is now, or may hereafter be, indebted to the Senior Creditor as a result of the advance of monies and other extensions of credit by the Senior Creditor to the Borrower under a Revolving Credit and Term Loan Agreement dated as of May ___, 2000 (as the same may be amended, restated or otherwise modified from time to time hereafter, the "Credit Agreement") between the Borrower and the Senior Creditor and under other agreements or arrangements for the extension of financial accommodations now, heretofore or hereafter in effect.

         C. The Junior Creditor acknowledges that the loan or advance of monies or other extensions of any financial accommodation or credit to the Borrower by the Senior Creditor is of value to the Junior Creditor.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the Junior Creditor, and in order to induce the Senior Creditor to make loans or extend credit or any other financial accommodation to or for the benefit of the Borrower, or to grant such renewals or extension thereof as the Senior Creditor may deem advisable, and to better secure the Senior Creditor in respect of the foregoing, the Junior Creditor hereby agrees as follows:

         Section 1.  Definitions, Rules of Constructions.

                  (a) For purpose of this Agreement, the following terms shall have the following meanings:

                  "Asset Purchase Agreement" shall have the meaning given to that term in Recital A above, and shall include any amendments, modifications or restatements thereto or thereof (but nothing in this definition shall be deemed to waive the provisions of Section 11 below requiring the Senior Creditor's prior written consent to any change in the Asset Purchase Agreement).

     "Bankruptcy Code" shall mean 11 U.S.C. ss. 101 et seq., as amended from time to time.

          "Borrower"   shall  mean  Alpha  Ceramics,   Inc.  and  any  successor
     (including a debtor-in-possession under the Bankruptcy Code), assignee, receiver, trustee or estate thereof.

                  "Credit Agreement" shall have the meaning given to that term in Recital B above, and shall include any amendments, modifications or restatements thereto or thereof and any credit agreement hereafter entered into in replacement thereof.

                  "Default" shall mean any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

                  "Event of Default" shall mean (i) any Event of Default (as therein defined) under the Credit Agreement, (ii) any failure of the Borrower to pay when due (whether at the date scheduled therefor or earlier upon acceleration), or when demanded (with respect to any obligation payable on demand), any item constituting Senior Debt, or
         (iii) any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting the Senior Creditor or any subsequent holder of Senior Debt to cause, any item of Senior Debt to become due prior to its stated maturity or to realize upon any collateral given as security therefor.

                  "Junior Creditor" shall mean each of Aura Ceramics, Inc. and Aura Systems, Inc., and any successor thereto (including a debtor-in-possession under the Bankruptcy Code), assignee, receiver, trustee or estate thereof, jointly and severally.

          "Permitted Payments" shall have the meaning given in Section 3 below.

                  "Person" shall mean an individual, corporation, association, partnership, limited partnership, trust, organization, individual or government or any governmental agency or any political subdivision thereof.

                  "Senior Creditor" shall mean Excel Bank, and its successors and its assignees with respect to any of the Senior Debt.

                  "Senior Debt" shall mean all liabilities and obligations of the Borrower to the Senior Creditor howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or incurred, including, without limitation, all of the Borrower's obligations to the Senior Creditor under the Credit Agreement and any note or notes executed by the Borrower thereunder, and all other obligations under any other agreement between the Borrower and the Senior Creditor now or hereafter in effect, and also including, without limitation, any and all interest accruing on any of the Senior Debt after the commencement of any proceedings referred to in Section 5 below, notwithstanding any provision or rule of law which might restrict the rights of the Senior Creditor, as against the Borrower or anyone else, to collect such interest.

                  "Subordinated  Debt" shall mean all  obligations,  liabilities and indebtedness of the Borrower to the Junior Creditor, howsoever arising or evidenced, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or incurred, under any written or unwritten agreement, including, without limitation, the Subordinated Agreements.

                  "Subordinated Agreements" shall have the meaning given to such term in Recital A above, and shall include any amendments, modifications, substitutions or restatements thereto or thereof and any note or agreement hereafter entered into in replacement thereof (but nothing in this definition shall be deemed to waive the provisions of
         Section 11 below requiring the Senior Creditor's prior written consent to any change in any instrument or agreement evidencing Subordinated
         Debt).

                  (b) In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding."

                  (c) Other terms may be defined in other parts of this Agreement. All references to agreements and other contractual instruments shall be deemed to include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms, and all references to Persons shall be deemed to include their permitted successors and assigns. Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or." All incorporations by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein, and include all necessary information and related provisions from such other agreements, and all such covenants, terms, definitions or other provisions from other agreements incorporated into this Agreement by reference shall survive any termination of such other agreements until the Senior Debt has been paid in full and all financing arrangements between the Borrower and the Senior Creditor shall have been terminated.

         Section 2. Standby; Subordination. The payment and performance of the Subordinated Debt is hereby subordinated to the payment and performance in full of the Senior Debt, and, except as set forth in Section 3 below, the Junior Creditor will not ask, demand, sue for, take or receive from the Borrower or any other Person liable for all or any part of the Senior Debt, by setoff or in any other manner, the whole or any part of the Subordinated Debt, or any monies which may now or hereafter be owing in respect of the Subordinated Debt (whether such amounts represent principal or interest, or obligations which are due or not due, direct or indirect, absolute or contingent), including, without limitation, taking any security for any of the foregoing, or the taking of any negotiable instrument therefor, unless and until all of the Senior Debt shall have been fully paid and satisfied and all financing arrangements between the Borrower and Senior Creditor have been terminated. The Junior Creditor warrants and represents that the Subordinated Debt is unsecured and agrees that (a) the Junior Creditor hereafter will not accept any security therefor from the Borrower, or from any third Person for the benefit of the Borrower; and (b) in the event the Junior Creditor does obtain any security for the Subordinated Debt, (i) all liens and security interests of the Junior Creditor in any assets of the Borrower or any assets securing the Senior Debt shall be and hereby are subordinated to the rights and interests of the Senior Creditor, if any, in those assets, (ii) the Junior Creditor shall have no right to possession of any such assets or to foreclose upon any such assets, whether by judicial action or otherwise, unless and until all the Senior Debt shall have been fully paid and satisfied and all financing arrangements between the Borrower and Senior Creditor have been terminated, and (iii) at the request of the Senior Creditor, the Junior Creditor shall execute and deliver to the Senior Creditor such termination statements and releases as the Senior Creditor shall reasonably request to release the Junior Creditor's security interest in or lien against such property. The Junior Creditor, prior to the payment in full and discharge of the Senior Debt and the termination of all financing arrangements between the Borrower and the Senior Creditor, shall have no right to enforce any claim with respect to the Subordinated Debt, or to take any action against the Borrower or the property of the Borrower or of any other Person liable for all or any part of the Senior Debt for the benefit of the Borrower. The Junior Creditor acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with any agreement or understanding between the Junior Creditor and the Borrower, such agreement or understanding shall be subject to this Agreement.

         Section  3.  Permitted  Payments.  Notwithstanding  the  provisions  of
Section 2 above, until the Senior Creditor gives the Junior Creditor written notice (in the manner set forth below) of the occurrence of an Event of Default or a Default, and provided that:

                  (i) there shall not then exist any breach of this Agreement by the Junior Creditor which has not been waived, in writing, by the Senior Creditor,

                  (ii) at the time of the payment described below no Event of Default exists and is continuing,

                  (iii) the payment described below, if made, would not give rise to the occurrence of any Event of Default, and

                  (iv)   none of the events described in Section 5 has occurred,

the Borrower may pay to the Junior Creditor, and the Junior Creditor may accept from the Borrower, interest and principal payments when due (without acceleration) as provided in Section 2.4 of the Asset Purchase Agreement (the "Permitted Payments").

         Section 4. Subordinated Debt Owed Only to the Junior Creditor. The Junior Creditor warrants and represents that the Junior Creditor has not previously assigned any interest in the Subordinated Debt, that no other Person owns an interest in the Subordinated Debt (whether as joint holders of Subordinated Debt, participants or otherwise) and that the entire Subordinated Debt is owing only to the Junior Creditor. The Junior Creditor further covenants that the entire Subordinated Debt shall continue to be owing only to the Junior Creditor unless it is assigned with the prior written consent of the Senior
Creditor to a Person who agrees with the Senior Creditor to be bound by the subordination provisions set forth herein.

         Section 5. Priority. In the event of (a) any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or the proceeds thereof to the creditors of the Borrower or to their claims against the Borrower, or (b) any readjustment of the debt or obligations of the Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Senior Debt or Subordinated Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, or (c) the dissolution or other winding up of the business of the Borrower, or (d) the sale of all or substantially all of the assets of the Borrower, then, and in any such event, the Senior Creditor shall be entitled to receive payment in full of all of the Senior Debt prior to the payment of all or any part of the Subordinated Debt.

          Section 6. Grant of Authority to Senior Creditor. In order to enable the Senior Creditor to enforce its rights hereunder in any of the actions or proceedings described in Section 5, the Senior Creditor is hereby irrevocably authorized and empowered, in its discretion, to file and present for and on behalf of the Junior Creditor such proofs of claims or other motions or pleadings as the Senior Creditor may deem expedient or proper to establish the Senior Creditor's entitlement of payment from, or on behalf of, the Junior Creditor with respect to the Subordinated Debt and to vote such proofs of claims in any such proceeding and to demand, sue for, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Debt. The Junior Creditor irrevocably authorizes and empowers the Senior Creditor to demand, sue for, collect and receive each of the payments and distributions described in Section 5 above and give acquittance therefor and to file claims and take such other actions, in the Senior Creditor's own name or in the name of the Junior Creditor or otherwise, as the Senior Creditor may deem necessary or advisable for the enforcement of this Agreement. To the extent that payments of distributions are made in property other than cash, the Junior Creditor authorizes the Senior Creditor to sell such property to such buyers and on such terms as the Senior Creditor, in its sole discretion, shall determine. The Junior Creditor will execute and deliver to the Senior Creditor such powers of attorney, assignments and other instruments or documents, including debentures (together with such assignments or endorsements as the Senior Creditor shall deem necessary), as may be reasonably requested by the Senior Creditor in order to enable the Senior Creditor to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt, all for the Senior Creditor's own benefit.

         Section 7. Payments Received by the Junior Creditor. Except for Permitted Payments, if the Junior Creditor receives any payment or distribution or security or instrument or proceeds thereof upon or with respect to the Subordinated Debt prior to the payment in full of the Senior Debt and termination of all financing arrangements between the Borrower and the Senior Creditor, the Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of the Senior Creditor and shall forthwith deliver the same to the Senior Creditor in precisely the form received (except for the endorsement or assignment by the Junior Creditor where necessary), for application on any of the Senior Debt, due or not due and, until so delivered, the same shall be held in trust by the Junior Creditor as the property of the Senior Creditor. In the event of the failure of the Junior Creditor to make any such endorsement or assignment to the Senior Creditor, the Senior Creditor, or any of its officers or employees, is hereby irrevocably authorized to make the same.

         Section 8. Continuing Nature of Subordination. This Agreement shall be effective and may not be terminated or otherwise revoked by the Junior Creditor until the Senior Debt shall have been fully paid and discharged and all financing arrangements between the Borrower and the Senior Creditor have been terminated. This is a continuing agreement of subordination and the Senior Creditor may continue, at any time and without notice to the Junior Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of the Borrower in reliance hereon. No obligation of the Junior Creditor hereunder shall be affected by the dissolution, liquidation, death or incapacity of, or written revocation by, the Junior Creditor or any other subordinated party, pledgor, endorser, or guarantor, if any.

         Section 9. Additional Agreements Between Senior Creditor and Borrower. The Senior Creditor, at any time and from time to time, may enter into such agreement or agreements with the Borrower as the Senior Creditor may deem proper, increasing the amount of, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any security underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security, without in any way thereby impairing or affecting this Agreement.

         Section 10. Bankruptcy Issues. If the Borrower becomes the subject of proceedings under the Bankruptcy Code and if the Senior Creditor desires to permit the use of cash collateral or to provide financing to the Borrower under either Section 363 or Section 364 of the Bankruptcy Code, the Junior Creditor agrees that adequate notice of such financing to the Junior Creditor, if required under applicable law, shall have been provided if the Junior Creditor receives notice two (2) business days prior to entry of any order approving such cash collateral usage or financing. Notice of a proposed financing or use of cash collateral shall be deemed given upon the sending of such notice to the Junior Creditor in the manner specified in Section 16, below. All allocations of payments between the Senior Creditor and the Junior Creditor shall continue to be made after the filing of a petition under the Bankruptcy Code on the basis provided in this Agreement. In the event that the Junior Creditor at any time acquires any security for the Subordinated Debt, the Junior Creditor agrees not to assert any right the Junior Creditor may have to "adequate protection" of the Junior Creditor's interest in such security in any Bankruptcy proceeding, or to seek to have the Junior Creditor's claims in such Bankruptcy proceeding treated as "secured claims" under Section 506(a) of the Bankruptcy Code, without the prior written consent of the Senior Creditor. The Junior Creditor waives any claim the Junior Creditor may now or hereafter have against the Senior Creditor arising out of the Senior Creditor's election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower, as debtor in possession, or by a trustee. To the extent that the Senior Creditor receives payments on, or proceeds of any collateral for, the Senior Debt which are subsequently avoided, invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Creditor.

         Section 11. Instrument Legend; No Amendments to Subordinated Instruments. Any agreement or instrument evidencing the Subordinated Debt, or any portion thereof, which has been or is hereafter executed by the Borrower will, on the date hereof or the date of execution, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Senior Creditor pursuant to the terms of this Agreement. The original of any such agreement or instrument will be delivered to the Senior Creditor within five (5) Business Days after the date hereof or the date of its execution. The Junior Creditor will not agree to any amendment, restatement or other modification of any such instrument or agreement or any other agreement or document evidencing the Subordinated Debt, including, without limitation, the Asset Purchase Agreement and the other Subordinated Agreements, without the prior written consent of the Senior Creditor.

         Section 12. Waivers. The Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. The Junior Creditor expressly waives all notice of the acceptance by the Senior Creditor of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the Junior Creditor expressly waives reliance by the Senior Creditor upon the subordination and other agreements as herein provided. The Junior Creditor agrees that the Senior Creditor has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Credit Agreement, or the collectability of the Senior Debt, and that the Senior Creditor shall be entitled to manage and supervise its loans and other financial accommodations to the Borrower without regard to the existence of any rights that the Junior Creditor may now or hereafter have in or to any of the assets of the Borrower. The Junior Creditor agrees that the Senior Creditor shall have no liability to the Junior Creditor for, and waives any claim which the Junior Creditor may now or hereafter have against, the Senior Creditor arising out of any and all actions which the Senior Creditor in good faith takes or omits to take (including, without limitation, actions with respect to any security for the Senior Debt, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any security for the Senior Debt and actions with respect to the collection of any claim for all or any part of the Senior Debt from any guarantor or other party) with respect to or any other agreement related to any Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of any security for the Senior Debt.

         Section 13. Senior Creditor's Waivers. No waiver shall be deemed to be made by the Senior Creditor of any of its rights hereunder unless the same shall be in writing signed on behalf of the Senior Creditor, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Senior Creditor or the obligations of the Junior Creditor to the Senior Creditor in any other respect at any other time.

         Section 14. Financial Condition of Borrower; Other Actions by the Senior Creditor. The Junior Creditor hereby assumes responsibility for keeping informed of the financial condition of the Borrower, any and all endorsers and any and all guarantors of the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or the Subordinated Debt that diligent inquiry would reveal. The Junior Creditor hereby agrees that the Senior Creditor shall have no duty to advise the Junior Creditor of information known to the Senior Creditor regarding such condition or any such circumstances. In the event the Senior Creditor, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Junior Creditor, the Senior Creditor shall be under no obligation (i) to provide any such information to the Junior Creditor on any subsequent occasion,
(ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its usual practices, the Senior Creditor wishes to maintain confidential. The Junior Creditor hereby agrees that all payments received by the Senior Creditor may be applied, in whole or in part, to any of the Senior Debt, as the Senior Creditor, in its sole discretion, deems appropriate and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any other Person primarily or secondarily liable therefor.

         Section 15. Subrogation. When the Senior Debt shall have been fully paid and discharged and all financing arrangements between the Borrower and the Senior Creditor have been terminated, the Junior Creditor shall be subrogated to the rights of the Senior Creditor to receive payments or distribution of assets of the Borrower made on such Senior Debt until the principal of and premium, if any, and interest on (and any other amounts due with respect to) the Subordinated Debt shall be paid in full. For the purposes of such subrogation, no payments or distributions to the Senior Creditor of any cash, property or securities to which the Junior Creditor would be entitled except for these provisions shall, as between the Borrower, its creditors other than the Senior Creditor, and the Junior Creditor, be deemed to be a payment by the Borrower to or on account of Senior Debt, it being understood that these provisions in this Section are used, and are intended, solely for the purpose of defining the relative rights of the Junior Creditor, on the one hand, and the Senior Creditor, on the other hand.

         Section 16. Notices. All communications and notices provided under this Agreement to any party shall be given in writing by manual delivery, facsimile transmission, overnight courier or United States first class mail to such party's address shown on the signature page hereof, or to any party at such other address as may be designated by such party in a notice to the other parties. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending if sent by facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

         Section 17. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         Section 18. Consent to Jurisdiction. AT THE OPTION OF THE SENIOR CREDITOR, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE JUNIOR CREDITOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE JUNIOR CREDITOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SENIOR CREDITOR AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         Section 19. Waiver of Jury Trial. THE JUNIOR CREDITOR, AND THE SENIOR CREDITOR BY ITS ACCEPTANCE HEREOF, IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         Section 20. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 21.  Miscellaneous.

                  (a) This Agreement and the terms, covenants and conditions hereof shall inure to the benefit of the Senior Creditor and its successors and assigns. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person other than the parties hereto and thereto any rights, remedies, obligations or liabilities hereunder or thereunder.

                  (b) This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof, and all prior understandings and negotiations, written or oral, are merged into and superseded by this Agreement. Any modification, amendment or waiver of this Agreement or any provision herein shall be binding upon the Senior Creditor only if contained in a writing signed by or on behalf of the Senior Creditor. No failure on the part of the Senior Creditor to exercise and no delay in exercising any power or right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  (c) The Junior Creditor hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (ii) the Senior Creditor has no fiduciary relationship to the Junior Creditor, and (iii) no joint venture exists between the Junior Creditor and the Senior Creditor.

                  (d) The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  (e) All covenants, agreements, representations and warranties made in this Agreement and in any certificates or other papers delivered by or on behalf of the Junior Creditor pursuant hereto shall be deemed to have been relied upon by the Senior Creditor and shall survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains outstanding and unpaid or any financing arrangement between the Borrower and the Senior Creditor remains in effect. All statements of fact relating to the Junior Creditor contained in any certificate or other paper delivered to the Senior Creditor at any time after the date hereof by or on behalf of the Junior Creditor pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the undersigned hereunder.

                  (f) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.


                                           (The signature page follows.)

         IN WITNESS WHEREOF, this Subordination Agreement has been signed as of the date first set forth above.

            AURA CERAMICS, INC.


            By_________________________________
                   Its:_____________________________


            AURA SYSTEMS, INC.


            By_________________________________
                   Its:_____________________________

            Address for Notice:

            Aura Systems, Inc.
            Aura Ceramics, Inc.
            Michael I. Froch
            Office of the General Counsel
            2335 Alaska Avenue
            El Segundo, California 90245
            Fax: (310) 643-8719


            EXCEL BANK


            By_________________________________
                   Its:_____________________________

            Address for Notice:

            Excel Bank
            5050 France Avenue South
            Edina, Minnesota 55410
            Attention: Wes Beedon
            Fax: (612) 836-3160

                          ACCEPTANCE AND ACKNOWLEDGMENT
         The Borrower named above hereby accepts, and acknowledges receipt of a copy of, the foregoing Subordination Agreement and agrees that it will not pay any of the "Subordinated Debt" (as defined in the foregoing Agreement) or grant any security therefor, except as the foregoing Agreement provides.


                ALPHA CERAMICS, INC.

                By_________________________________
                       Its:_____________________________